                                                                    EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-59171, 33-58511, 333-42413, and 333-68607 of Tektronix, Inc. on Form S-8
and Registration Statement Nos. 33-58635, 33-58513, 333-94347, and 33-59648
of Tektronix, Inc. on Form S-3 of our report dated June 23, 2000, incorporated by reference in this Annual Report on Form 10-K of Tektronix, Inc. for the year ended May 27, 2000.


DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Portland, Oregon
August 15, 2000